Exhibit 99.2

1 | ©2014 Rosetta Stone Inc. Investor Day 2014 Transforming Rosetta Stone to Deliver Value February 25, 2014 Arlington, Va.

2 | ©2014 Rosetta Stone Inc. Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; the appeal and efficacy of our products and services; our expectations regarding capturing lifetime value and a broader range of market segments through such offerings; our plans regarding expansion of our marketing initiatives and sales force; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Enterprise and Education business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer business; our ability to expand our product offerings beyond our core adult-focused language learning solutions; our ability to expand our offerings to more devices and apps, our ability to identify and successfully close and integrate additional acquisition targets; our plans with respect to Lexia, Livemocha, Tell Me More and Vivity; our ability to successfully integrate Lexia, Livemocha, Tell Me More and Vivity into our business; adverse trends in general economic conditions and the other factors including the more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the annual report on Form 10-K for the year period ended December 31, 2012, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on February 25, 2014. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2 Safe Harbor

3 | ©2014 Rosetta Stone Inc. 9-10am - Company & Strategy Update: Steve Swad, President & CEO 10-10:30am - Product Vision and Overview: Nick Macey, Chief Product Officer 10:30 to 11am - Enterprise & Education (“E&E”) Overview and Update: Judy Verses, President Global E&E 11:00 to 11:15 am - Break 11:15-12 - Consumer Segment Overview & Update: Eric Ludwig, GM Americas and EMEA Consumer 12-12:30 pm Financial Update: Tom Pierno, CFO 12:30-1pm Q&A Agenda

4 | ©2014 Rosetta Stone Inc. Company Update & Strategy Steve Swad, President & CEO

5 | ©2014 Rosetta Stone Inc. Attractive Outlook for Value Creation Bigger and stronger E&E business More leverage from Consumer customer base Multiple areas for upside potential Investments in Products and Platform B2B: Advanced + Business English Consumer: Kids + brain fitness + community Acquired platform and products Strategic Transformation Underway Language to Learning Company $115MM SaaSbased E&E business1 Stabilizing N.A. Consumer Key Themes 1. Based on projected ’14 bookings; Please see the Appendix for definitions of non-GAAP metrics

6 | ©2014 Rosetta Stone Inc. $115MM Global E&E business1 Improving renewal rates, recurring revenues Strengthened product profolio in ’13 ~10% growth expected in ’14 off of run-rate Consumer learning brand with cross-sell model #1 language brand2 with permission in related categories Growing active learner base, currently 8.5MM3 From 1 core product in 2012 to suite of digital offerings $70MM cash4, no debt Investment Highlights 1. Please see the Appendix for definitions of non-GAAP metrics 2. Rosetta Stone survey 3. Estimated 4. Cash at 12/31/13 adjusted for acquisition of Tell Me More of $28MM

7 | ©2014 Rosetta Stone Inc. Summary Financials Total Bookings1,2 Adjusted EBITDA1,2 $273 $285 $278 $320 $370 $390 $0 $100 $200 $300 $400 $500 '11 '12 '13 '14F '15F '16F Millions -$1 $25 $16 $20 $30 $43 -$20 $0 $20 $40 $60 '11 '12 '13 '14F '15F '16F Millions 1. Please see the Appendix for definitions of non-GAAP metrics 2. Note: Forecasted amounts reflect mid-points of projected ranges - 9% 6% 6% 7-9% 10-12%

8 | ©2014 Rosetta Stone Inc. Three Segments Global E&E NA Consumer ROW Consumer English & Literacy $115MM in Lightly Tailored $28MM in Natural Adjacencies $177MM in Leveraging shared assets & infrastructure Win in English language and literacy markets Provide portfolio of learning experiences for kids and adults Lightly tailor solutions Note: numbers shown reflect approximate midpoints of projected 2014 bookings ranges

9 | ©2014 Rosetta Stone Inc. 2012 Start of Transformation

10 | ©2014 Rosetta Stone Inc. 1 core language product Physical box Consumer-focused Immersion only Negative cash flow Early 2012

11 | ©2014 Rosetta Stone Inc. Learning Company Recurring Business Build, Buy, Rent Device Ubiquity New Vision in Mid-2012 Customer Base x [ Brand + Platform + Distribution ] Beyond Language Only Beyond One-time Sale Beyond Build Only Beyond Yellow Box

Focus on Execution Throughout 2013

Selected milestones[1]


'12
'13
'14
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
New Assets
Acquired Livemocha
Announced TellMeMore
Acquired Lexia
Announced Vivity
Launched PAL Korea
Launched Kids apps
Launched Travel app
Added Target
Launched iOS Course
Launched Adv. English
Launched Digital River
Efficiencies
Moved to E&E SaaS
Restructured Studio
Closed U.S. Kiosks
Restructuring Japan
Established Renewal team
Restructured Product group
Restructuring Korea
Consolidated Europe
Restructured Salesforce
Share buyback
Restructured Operations
Vision + Cost control
Portfolio expansion

1. Illustrative, do not reflect exact dates

12 | ©2014 Rosetta Stone Inc.

Rosetta Stone

13 | ©2014 Rosetta Stone Inc. Digital and mobile ~25% Consumer revenue Acquisitions Higher quality revenue Improved margins Puts and Takes Since 2012 Better than Expected More Challenging than Expected Consumer pricing Asia Consumer Japan particularly challenging Longer to retool product org and deliver new products

14 | ©2014 Rosetta Stone Inc. Brand Distribution Platform #1 Language brand Retail / etail network Online community RS.com / FB traffic Speech technology Live coaching Kids App store presence Literacy Brain Fitness1 Product platform Advanced1 Note: examples only, not meant as comprehensive asset overview 1. Fit Brains and Tell Me More acquired in January 2014

15 | ©2014 Rosetta Stone Inc. Language Stronger in Language and Beyond Past Underway #1 in language, but 1 core product One-time sale Stronger in language + Course depth + Supplemental offerings + Online classes + Apps & community + Digital / mobile Extending beyond language Brand permission Adjacent growth markets Cross-sell w/ language Adjacencies Cross-sell into Language More to offer in Language

16 | ©2014 Rosetta Stone Inc. 4Q13 Review

17 | ©2014 Rosetta Stone Inc. Announced acquisitions of Tell Me More and Vivity Labs 47% Bookings1 growth in Global E&E, including Lexia 24% Core E&E bookings growth Launched Kids and tested Advanced Business English Lower Adjusted EBITDA1 Weakness in NA Consumer Retail channel Lack of turnaround in Japan and Korea Investment in new products Repurchased 1MM shares of stock 4Q13 Key Points 1. Please see the Appendix for definitions of non-GAAP metrics.

M&A Strategy Delivering Early Benefits

Acquisition	Key Benefits
Livemocha	• Platform powering new product • ~$6MM cross-sold
Lexia	• 19% PF bookings[1] growth in 4Q13 • Core 5 product launch • Migrating to subscription
TELLMEMORE	• Deeper content • Leverages salesforce • China presence
VIVITY LABS	• 6MM downloads • High RS learner interest • Started cross-selling

1. *Please see the Appendix for definitions of non-GAAP metrics.*

18 | ©2014 Rosetta Stone Inc.

Rosetta Stone

19 | ©2014 Rosetta Stone Inc. 2014 Plan

20 | ©2014 Rosetta Stone Inc. Next Step In Transformation Vision, strategy, roadmap Cost control Digital Momentum Asset portfolio growth E&E revenue quality Product Momentum Asset and product integration E&E + Consumer revenue quality Cross-sell Momentum End Of ’13: Much Stronger Set Of Assets

21 | ©2014 Rosetta Stone Inc. Total bookings1,2 growth rate of ~5% Majority of growth from Global E&E Driven by recent acquisitions and new products Modest growth in NA Consumer, declines in ROW Consumer Adjusted EBITDA1 margin of 5%+ Investment in new products and acquisition integration Clear priorities; key initiatives underway Strengthening and integrating new assets Higher quality bookings across segments Successful cross-sell and upsell execution 2014 Key Points 1. Please see the Appendix for definitions of non-GAAP metrics. 2. Based on pro forma run rate

22 | ©2014 Rosetta Stone Inc. Consumer Global E&E New Kids Reading Tell Me More Brain Fitness Livemocha Community 2.0 Tell Me More Adv. English for Business RSM 2.0 Existing TOTALe Livemocha Community V3 / TOTALe Lexia Core5 Product Portfolio In ’14

23 | ©2014 Rosetta Stone Inc. Global E&E NA Consumer ROW Consumer Integrate TMM Renewals Portfolio Selling Kids Reading Cross-selling Community Partner models PAL Korea growth Explore China Top Priorities By Segment

24 | ©2014 Rosetta Stone Inc. Value Creation

25 | ©2014 Rosetta Stone Inc. Attractive Areas for Value Creation Segment Value drivers Proof points Global E&E SaaS model Recurring bookings New advanced content Lexia Bookings growth NA Consumer Expanded portfolio Cross-selling execution Ecosystem expansion Fit Brains Bookings stability Learner base growth Products / learner ROW Consumer Local partners (scale) Proctor channel Modest Profitability

26 | ©2014 Rosetta Stone Inc. E&E business of $115MM1 Other SaaS companies trade for 4-20x Value Through Stock Repurchase Cash of $70MM2 or $3/share Best known language brand with $200MM of bookings Repurchased 1MM shares for $11.4MM or 5% of outstanding in 4Q13 (~21.5MM currently outstanding) Believe shares are undervalued E&E Cash + Consumer 1. Based on projected ’14 bookings; Please see the Appendix for definitions of non-GAAP metrics 2. Cash at 12/31/13 adjusted for acquisition of Tell Me More of $28MM

27 | ©2014 Rosetta Stone Inc. Room For Upside Areas with potential for faster growth than planned: Pervasive need RS brand fit Lexia Kids Reading Brain Fitness Ecosystem Effects China Assisted Learning Growth market RS learner fit Top offering New learners Entry point Engagement Large market Product fit Local presence Korea experience Fit with kids Known spend

28 | ©2014 Rosetta Stone Inc. Product Vision and Overview Nick Macey, Chief Product Officer

29 | ©2014 Rosetta Stone Inc. Transformed Product Team To Build Products For Next Generation Learners LEGACY DESTINATION

30 | ©2014 Rosetta Stone Inc. Our process is customer focused and iterative Initial Launch Beta Testing Feature Launch New Requirements

31 | ©2014 Rosetta Stone Inc. OUR VISION Rosetta Stone delivers personalized, premium learning experiences that are engaging and effective. We are available whenever, wherever and however our Learners want to learn.

32 | ©2014 Rosetta Stone Inc. Product Portfolio: 3 Lines With Intersections E.g., Kids literacy and kids brain training cross-sell E.g., Literacy products include foreign language exposure; ELL products include Literacy E.g., Brain training as complement to language learning

33 | ©2014 Rosetta Stone Inc. E&E Product Development Themes Proven ROI Delighted Learners New Customers & Renewals

34 | ©2014 Rosetta Stone Inc. Multiple cloud-based products Language and literacy Effective & aligned to standards Beginner through advanced learners Entering 2013 One product Language only Beginner learners Entering 2014 Growing the E&E Portfolio

35 | ©2014 Rosetta Stone Inc. Advanced English for Business

36 | ©2014 Rosetta Stone Inc. Tell Me More (pre-acquisition)

37 | ©2014 Rosetta Stone Inc. Tell Me More (branded, post-acquisition)

38 | ©2014 Rosetta Stone Inc. Lexia Core 5

39 | ©2014 Rosetta Stone Inc. Lexia Core 5

40 | ©2014 Rosetta Stone Inc. Consumer Product Development Themes

41 | ©2014 Rosetta Stone Inc. Kids Lingo Letter Sounds

42 | ©2014 Rosetta Stone Inc. Kids Storytime

43 | ©2014 Rosetta Stone Inc. Kids Reading

44 | ©2014 Rosetta Stone Inc. Fit Brains

45 | ©2014 Rosetta Stone Inc. Travel Apps

46 | ©2014 Rosetta Stone Inc. Rosetta Course

47 | ©2014 Rosetta Stone Inc. Judy Verses President Global Enterprise & Education

48 | ©2014 Rosetta Stone Inc. Three Core Language Verticals: Corporate, Education, Gov’t. ~100% SaaS-Subscription 75-80% Renewal Rate Moving from one product to portfolio of offerings K-12 Reading via Lexia 150+ direct sales force and 125+ resellers E&E Segment Profile Global E&E Bookings1 1. Please see the Appendix for definitions of non-GAAP metrics. $- $20 $40 $60 $80 $100 $120 2012 2013 2014F $61 $67 $95 $8 $20 Millions Core Language Lexia $75 $115

49 | ©2014 Rosetta Stone Inc. Significant Growth Opportunity... Headroom to grow in language learning Especially in the ‘high-stakes’ segment for English Deliver Full Range of Solutions From basic literacy to advanced proficiency Address wide spectrum Kids in educational institutions Adults in enterprises 6MM K-12 ELL Students (U.S.) ~700MM Adults Lack Basic Literacy (Global) $36B Market for English (growing at 25%) 64% of Execs issues hurt -

50 | ©2014 Rosetta Stone Inc. Evolved Critical Capabilities Since 2012 to Win in Language Market in 2014 and Beyond 2012 2014 Branding Product Based; similar to Consumer Solution Based; decoupled from Consumer Sales Strategy Primarily Direct Direct/Indirect Sales Model Inside/Outside Hunter/Farmer Contract Term Focus Perpetual CD/Annual Annual/Multi-Year Operational Support US-centric Global Overall Positioning Effective; Premium Priced Effective; Premium Priced

51 | ©2014 Rosetta Stone Inc. Gaining Traction and Building Momentum -2% -4% 7% 24% 1Q13 2Q13 3Q13 4Q13 11% Core E&E Annual Bookings1,2 Growth in 2013 K-12 Turnaround And Int’l Growth Sales Model Change Impact Higher Renewals 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings are E&E bookings excluding network bookings and before Lexia

52 | ©2014 Rosetta Stone Inc. Increase Addressable Market RS has most comprehensive solution portfolio Differentiation Effectiveness Branding Expand Distribution and Reach Strength and Quality of Sales Force New Regions S. Europe China LAC New Partners Improving Retention Rate Proven ROI Tiered Support Strategy to Win

53 | ©2014 Rosetta Stone Inc. Plan Supported by Expanded and Robust Portfolio of Products 2014 2012 Beginner level - all languages One-size-fit-all; product selling Immersion and breadth as differentiators Relatively inflexible Single Solution Portfolio of Solutions Breadth of Offering (Proficiency, Content, Efficacy) End-to-end for English and other key languages Aligned with specific use-cases; solution selling Improved efficacy and experience as differentiators Highly flexible; ability to create custom solutions

54 | ©2014 Rosetta Stone Inc. 13,000+ Schools 1MM+ Students Evolution from supplementary/ intervention to core/general curriculum Shifting from single-term license model to subscription model Adding new distribution through direct channel Positioned to Win in Literacy Market with Lexia Lexia Bookings1 2013 2014 Indirect Direct 14% ~30% 1. Please see the Appendix for definitions of non-GAAP metrics.

55 | ©2014 Rosetta Stone Inc. Consumer Eric Ludwig, General Manager Americas and EMEA Consumer

56 | ©2014 Rosetta Stone Inc. Driving changes to our business model Single sale to multi-sale Significant assets and capabilities Growing digital asset base Robust multi-channel sales infrastructure Highly efficient marketing platform New products and initiatives will drive modest growth Core bookings1,2 flat to slightly down: higher unit volume, lower prices, and retail headwinds Cross-selling driving growth Key Themes 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings are North American Consumer excluding Kiosk bookings

57 | ©2014 Rosetta Stone Inc. Changing Consumer Business Model Now Past “One and done” customer acquisition 1 product 1x sale 1 experience for all Cross-sell Usage Satisfaction Own traffic apps search social 3rd party ads FB retail Attract (pull) Expand engagement Cross-sell / upsell customer acquisition Increase marketing (push) Extend product life w/upgrades

58 | ©2014 Rosetta Stone Inc. Growing Product Portfolio: In Language & Beyond Online classes Serious learners Supplemental Materials Hobby & budget Kids Reading in ’14 Language in ’15 1 2 Adults Provide learners with products and services that meet individual needs Cross-sel l Engage learners throughout RS ecosystem (apps, community, demos)

59 | ©2014 Rosetta Stone Inc. Consumer Assets And Capabilities Now Past 15MM Unique Visitors in 2013 3.5MM Social Media Base 15MM+ Livemocha members Kiosk operations Google Paid Search Call centers Rosetta Stone Website

60 | ©2014 Rosetta Stone Inc. Manage Channel Shift Drive doubledigit growth in Web Expand direct sales on Social platforms Broaden and strengthen e-tail partnerships Manage Price/Volume Equation Drive higher unit penetration via lower price to optimize top line Develop broader customer base for cross-selling Focus on Mobile Commerce Site and cart optimization Strengthen mobile partner and distribution network Stabilize Core Business

61 | ©2014 Rosetta Stone Inc. New Segments Gain share from Millennials Continue to drive Hispanic sales In US and Mexico App Ecosystem Achieve and maintain top App store rankings Generate low double-digit million new App downloads Leverage Livemocha Connect global learners from Social (Facebook) with Livemocha Address low end of the market New Products Enhance Fit Brains offerings Launch new Kids products Supplemental materials Tell Me More for Consumer Growth From New Products And Initiatives

62 | ©2014 Rosetta Stone Inc. Core language continues to play big role in portfolio Flat to slightly declining New products and initiatives drive growth N.A. Consumer Bookings1 Through ’16 '12 '13 '14F '15F '16F Not to Scale Core language New Products 1. Please see the Appendix for definitions of non-GAAP metrics.

63 | ©2014 Rosetta Stone Inc. Increased Customer Base Higher Unit Volumes Double-digit Web channel growth Livemocha Community Over $6MM of sales to Livemocha Direct Sales From Social Platforms Facebook Mobile Brain Fitness App download up 100% postacquisition Signs of Cross-Selling Success

64 | ©2014 Rosetta Stone Inc. 4Q13 and FY13 Financial Review Tom Pierno, CFO

65 | ©2014 Rosetta Stone Inc. Global E&E bookings1 grew 47% Driven by 24% core2 growth plus Lexia NA Consumer bookings down 9% Lower retail channel Absence of kiosk Core bookings3 down 3% ROW Consumer bookings down 27% Due entirely to Asia Adjusted EBITDA (“Old”) $6.0MM vs. $9.8MM Does not reflect $6.3MM increase in deferred revenue Adjusted EBITDA (“New”) $7.9MM vs. $14.8MM 4Q13 Key Themes 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings are E&E bookings excluding network bookings and before Lexia 3. Core Bookings are North American Consumer excluding Kiosk bookings

66 | ©2014 Rosetta Stone Inc. Pro Forma Adjusted EBITDA + Change in Deferred Revenue & Deferred Commissions Less Purchase Accounting Adjustments = New Adjusted EBITDA definition Reflects economics of the business during period of transformation Eliminates accounting noise related to acquisitions Change in Adjusted EBITDA Definition ($ Thousands) 1Q12 2Q12 3Q12 4Q12 FY12 1Q13 2Q13 3Q13 4Q13 FY13 Reported PF Adjusted EBITDA (Old Definition) $ 1.6 $ 1.1 $ 2.1 $ 9.8 $ 14.6 $ 2.2 $ 3.5 $ (0.6) $ 6.0 $ 11.0 Less: Purchase Accounting Adjustments $ - $ - $ - $ - $ - $ - $ 0.3 $ 1.7 $ 2.2 $ 4.2 Change in Deferred Revenue & Commissions $ (4.0) $ 2.2 $ 7.6 $ 5.0 $ 10.8 $ (3.3) $ 0.6 $ 7.9 $ 4.1 $ 9.2 Adjusted EBITDA (New Definition) $ (2.4) $ 3.4 $ 9.7 $ 14.8 $ 25.3 $ (1.1) $ 3.7 $ 5.6 $ 7.9 $ 16.1 Yr/Yr % Change n/a n/a n/a n/a n/a 53% 11% -42% -46% -37% Difference (New Definition - Old Definition) $ (4.0) $ 2.2 $ 7.6 $ 5.0 $ 10.8 $ (3.3) $ 0.3 $ 6.2 $ 1.9 $ 5.0 1. Please see the Appendix for definitions of non-GAAP metrics 2. Numbers may not foot due to rounding

67 | ©2014 Rosetta Stone Inc. 4Q13 Segment Bookings1 $ millions N. A. Consumer Total -9% Core2 -3% Total 47% Core3 24% Rest of World Consumer Enterprise & Education Total -27% 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings are North American Consumer excluding Kiosk bookings 3. Core Bookings are E&E bookings excluding network bookings and before Lexia 0 5 10 15 20 25 4Q12 4Q13 E&E Core E&E Lexia E&E Non-Core $0 $2 $4 $6 $8 $10 $12 4Q12 4Q13 ROW $20 $25 $30 $35 $40 $45 $50 $55 $60 4Q12 4Q13 NA Core NA Non-Core

68 | ©2014 Rosetta Stone Inc. Growth in DTC channel Absence of Kiosk bookings Weakness in retail channel, primarily from physical retail and daily deal activity N.A. Consumer Bookings Channel Shift Drivers 4Q13 Bookings DTC 7% Retail -23% $- $10 $20 $30 $40 $50 $60 4Q12 4Q13 $35 $38 $18 $14 $1 $1 $3 DTC Retail Homeschool Kiosk 1. Please see the Appendix for definitions of non-GAAP metrics

69 | ©2014 Rosetta Stone Inc. 4Q13 Consumer Product Units and Paid Online Learners Product Units & ARPU1 Paid Online Learners & ARPU1 Rosetta Stone Inc. © 2013 1. ARPU is defined as average revenue per unit. Product Units increased 11% year-over-year in 4Q, driven by Digital Downloads 15% Product ARPU decline in 4Q13 Online Learners grew 37% year-over-year with flat ARPU 143 130 146 211 142 149 158 234 $367 $319 $313 $277 $312 $275 $250 $234 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Product Units (000's) Product Unit ARPU 41 49 57 68 81 85 89 94 $28 $27 $24 $24 $26 $25 $24 $23 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Online Learners (000's) Monthly ARPU

70 | ©2014 Rosetta Stone Inc. Growth in digital driven primarily in DTC (Web) channel Sharply different product mix profile Digital mix shift accelerating primarily via digital download Exited 2013 with 40%+ in US Web channel Online + Digital Download: Now ~25% of Consumer Revenue Percentages may not add to 100% due to rounding 0% 20% 40% 60% 80% 100% 4Q12 4Q13 90% 74% 7% 10% 2% 16% Digital Download Revenue Paid Online Learner Revenue Box Revenue

71 | ©2014 Rosetta Stone Inc. Decline in Adjusted EBITDA1 driven by: Weaker retail channel performance Higher N.A. media spending Higher product development spending 4Q13 Adjusted EBITDA New Definition1 -47 % Yr/Yr 1. Please see the Appendix for definitions of non-GAAP metrics 2. Adjusted EBITDA as a percentage of bookings $14.8 $7.9 17.0% 9.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $0 $2 $4 $6 $8 $10 $12 $14 $16 4Q12 4Q13 Adjusted EBITDA Margin2 (MM)

72 | ©2014 Rosetta Stone Inc. Segment Contribution -27% Margin2 -900 bps 4Q13 Segment Contribution1 Segment Contribution 38% Margin -300 bps E&E N.A. Consumer 1. Segment Contribution is based on bookings 2. Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings $27.9 $20.5 48% 39% 0% 10% 20% 30% 40% 50% 60% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 4Q12 4Q13 Segment Contribution Margin2 Millions $7.9 $10.9 48% 45% 44% 44% 45% 45% 46% 46% 47% 47% 48% 48% 49% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 4Q12 4Q13 Segment Contribution Margin2 Millions

73 | ©2014 Rosetta Stone Inc. FY13 Segment Contribution N.A. Consumer 200 bps E&E 400 bps Segment Contribution Margin FY Segment Contribution N.A. Consumer -9% E&E 9% 1. Segment Contribution is based on bookings 2. Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings $- $10 $20 $30 $40 $50 $60 $70 $80 FY2011 FY2012 FY2013 $55 $77 $70 $36 $30 $33 N.A. Consumer E&E 35% 43% 41% 59% 47% 43% 0% 10% 20% 30% 40% 50% 60% 70% FY2011 FY2012 FY2013 N.A. Consumer E&E

74 | ©2014 Rosetta Stone Inc. $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 FY12 1Q13 2Q13 3Q13 FY13 $63.4 $59.9 $60.8 $71.4 $76.9 $0.7 $1.2 $2.0 Millions Core Deferred Revenue Acquired Deferred Revenue Total 24% Reflects growth in E&E bookings Modest Acquired Deferred Revenue from Lexia and Livemocha Deferred Revenue Grew by ~$16MM Deferred Revenue Rosetta Stone Inc. © 2013 $78.9 $72.6 $61.6

75 | ©2014 Rosetta Stone Inc. Cash Generation Metrics Adjusted EBITDA Less Capex1 Rosetta Stone Inc. © 2013 -60% Yr/Yr 1. Please see the Appendix for definitions of non-GAAP metrics. Free Cash Flow1 -58% Yr/Yr -32% Yr/Yr Adjusted FCF $- $5.0 $10.0 $15.0 $20.0 $25.0 4Q12 4Q13 $13.6 $9.3 $8.6 Tax Refund Adjusted Free Cash Flow $22.2 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 4Q12 4Q13 $13.5 $5.4

76 | ©2014 Rosetta Stone Inc. M&A and Stock Repurchase Reduce Cash Levels Cash Balances and Cash Uses for Acquisitions and Buy-back Rosetta Stone Inc. © 2013 1. FY13 Includes $11.4MM of stock repurchase $0 $20 $40 $60 $80 $100 $120 $140 FY12 1Q13 2Q13 3Q13 FY13 $132 $113 $99 $8 $26 $50 $148 $139 $140 $139 $148 Cash on Balance Sheet Acquisitions & Buy-back

77 | ©2014 Rosetta Stone Inc. 2014 Consolidated Financial Outlook 1. Please see the Appendix for definitions of non-GAAP metrics; 2. Bookings growth comment reflects run-rate growth assuming that acquisitions were included in Rosetta Stone’s 2013 bookings FY 2014 Guidance1,2 Amount/Range Commentary Consolidated Bookings $315MM to $325MM Mid-single digit % growth Adjusted EBITDA $18MM to $22MM ~5% margin Shares outstanding ~22MM Capital Expenditures $10MM to $14MM Acquisitions + Acquisition Integration Long-term effective tax rate 39%

78 | ©2014 Rosetta Stone Inc. $0 $20 $40 $60 $80 $100 $120 2013 Actual 2013 Run- Rate 2014 $67.1 $88.8 $95.0 $8.3 $17.5 $20.0 Language Lexia $75.4 $106.3 $115 Language: ~$95MM Mid-single-digit % growth Double-digit % growth for core Flat for Tell Me More during a transition year Lexia: ~$20MM Mid to high-teens % growth 2014 E&E Building Blocks Total E&E Bookings: ~$115MM with Double-digit % growth

79 | ©2014 Rosetta Stone Inc. $0 $50 $100 $150 $200 $250 2013 Actual 2014F $168.7 $167.5 $30.0 $27.5 $10.0 Core N.A. Consumer ROW Consumer New Initiatives Core N.A. Consumer: $165-$170MM Flat to down New Initiatives (N.A.): $10MM Contribution from TMM, Fit Brains and Kids’ Initiatives ROW Consumer: $25MM to $30MM Flat to down -10% due to Asian downsizing Consumer Building Blocks Total Consumer Bookings: $200-210MM with low single-digit % growth $200-210 $198.7

80 | ©2014 Rosetta Stone Inc. Seasonally softest quarter of 2014 Expect total bookings1 of ~$60MM to $63MM Compared to $57.8MM (ex N.A. kiosk) in 1Q13 E&E growth of 60%-80% driven by acquisitions N.A. Consumer (ex Kiosk) down 9%-11% Continued softness in physical retail and daily deal activity Adjusted EBITDA1 to be -$8MM to -$10MM Lower total bookings Addition of Lexia 1Q14 Outlook 1. Please see the Appendix for definitions of non-GAAP metrics.

81 | ©2014 Rosetta Stone Inc. Still heading towards $400MM top line goal, but 1 year later Adjusted EBITDA Margin objective remains in the low double-digit % range Low-end of bookings ranges in 2015 and 2016 reflect organic achievement High-end of bookings ranges in 2015 and 2016 reflect organic plus impact of future acquisitions Long Term Financial Outlook Bookings1 Adjusted EBITDA Margin2 $278 6% $315- $325 5-6% 2013 2014 $380- $400 10-12% 2015 $360- $380 7-9% 2016 1. Please see the Appendix for definitions of non-GAAP metrics 2. Adjusted EBITDA as a percentage of bookings

82 | ©2014 Rosetta Stone Inc. Attractive Outlook for Value Creation Investments in Products and Platform Strategic Transformation Underway Key Themes

83 | ©2014 Rosetta Stone Inc.

84 | ©2014 Rosetta Stone Inc. Appendix

85 | ©2014 Rosetta Stone Inc. Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue. Adjusted EBITDA is GAAP net income/(loss) plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expense plus the change in deferred revenue and deferred commissions. In addition, Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring costs and transaction and other costs associated with mergers and acquisitions as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Adjusted EBITDA for prior periods has been revised to conform to current definition. Free cash flow is cash flow from operations less cash used in purchases of property and equipment. Pro Forma Revenue is GAAP revenue plus the purchase accounting impact on acquired deferred revenue. Pro Forma Adjusted EBITDA is Adjusted EBITDA (as defined above) plus the purchase accounting impact on acquired deferred revenue less the purchase accounting impact on acquired deferred commissions. Non-GAAP Metric Definitions

86 | ©2014 Rosetta Stone Inc. Total -2% Core2 0% Consolidated Bookings 1 4Q13 Bookings FY13 Bookings 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings and Core PF Revenue excludes N.A. Kiosk and E&E network sales and are before Lexia $ millions Rosetta Stone Inc. © 2013 Total 0% Core2 0% $100 $150 $200 $250 $300 FY12 FY13 Core Bookings Non-Core Bookings Lexia Bookings $50 $60 $70 $80 $90 4Q12 4Q13 Core Bookings Non-Core Bookings Lexia Bookings

87 | ©2014 Rosetta Stone Inc. Total -1% Core2 2% Consolidated Pro Forma Revenue1 4Q13 PF Revenue FY13 PF Revenue 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings and Core PF Revenue excludes N.A. Kiosk and E&E network sales and are before Lexia $ millions Rosetta Stone Inc. © 2013 Total 4% Core2 3% $50.0 $60.0 $70.0 $80.0 $90.0 4Q12 4Q13 Core Revenue Non-Core Revenue Lexia PF Revenue $100 $150 $200 $250 $300 FY12 FY13 Core Revenue Non-Core Revenue Lexia PF Revenue

88 | ©2014 Rosetta Stone Inc. FY13 Bookings1 by Segment $ millions N. A. Consumer Total -4% Core2 3% Total 18% Core3 11% Rest of World Consumer Enterprise & Education Total -27% Rosetta Stone Inc. © 2013 88 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core Bookings are North American Consumer excluding Kiosk bookings 3. Core Bookings are E&E bookings excluding network bookings and before Lexia $- $20.0 $40.0 $60.0 $80.0 FY12 FY13 E&E Core E&E Lexia E&E Non-Core $20 $40 $60 $80 $100 $120 $140 $160 $180 FY12 FY13 NA Core NA Non-Core $- $10 $20 $30 $40 $50 FY12 FY13 ROW

89 | ©2014 Rosetta Stone Inc. Full Year Cash Generation Metrics Adjusted EBITDA Less Capex1 Rosetta Stone Inc. © 2013 -67% Yr/Yr 1. Please see the Appendix for definitions of non-GAAP metrics. Free Cash Flow1 -103% Yr/Yr -104% Yr/Yr Adjusted $0 $5 $10 $15 $20 $25 FY12 FY13 $21.1 $7.1 -$10 $0 $10 $20 $30 $40 FY12 FY13 $22.1 $(0.9) $8.6 Tax Refund Adjusted Free Cash Flow $30.1

90 | ©2014 Rosetta Stone Inc. Segment Contribution •N.A. Consumer 900 bps •E&E 300 bps Segment Contribution Margin2 Quarterly Segment Contribution1 •N.A. Consumer -27% •E&E 53% $0 $5 $10 $15 $20 $25 $30 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 $16 $15 $18 $28 $16 $19 $15 $20 $3 $8 $11 $8 $2 $7 $15 $13 N.A. Consumer E&E 1.Segment Contribution is based on bookings 2.Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings 39% 40% 42% 48% 39% 47% 39% 39% 27% 47% 57% 48% 19% 41% 52% 45% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 N.A. Consumer E&E

Segment Contribution & Segment Contribution Margin

Contribution Disclosures	FY2010	FY2011	1Q12	2Q12	3Q12	4Q12	FY2012	1Q13	2Q13	3Q13	4Q13	FY2013
Segment Bookings												
N.A. Consumer	$ 173,758	$ 157,413	$ 41,733	$ 37,295	$ 42,283	$ 57,870	$ 179,181	$ 41,303	$ 39,321	$ 38,629	$ 52,620	$ 171,873
ROW Consumer	$ 43,242	$ 54,017	$ 12,550	$ 8,113	$ 10,488	$ 10,034	$ 41,185	$ 8,310	$ 6,879	$ 7,471	$ 7,300	$ 29,960
E&E	$ 62,920	$ 61,757	$ 10,984	$ 17,635	$ 19,354	$ 16,423	$ 64,396	$ 10,758	$ 16,883	$ 24,594	$ 24,067	$ 76,302
Consolidated Bookings	$ 279,920	$ 273,187	$ 65,267	$ 63,043	$ 72,125	$ 84,327	$ 284,762	$ 60,371	$ 63,083	$ 70,694	$ 83,987	$ 278,135
Segment Contribution	**FY2010**	**FY2011**	**1Q12**	**2Q12**	**3Q12**	**4Q12**	**FY2012**	**1Q13**	**2Q13**	**3Q13**	**4Q13**	**FY2013**
N.A. Consumer	$ 58,459	$ 54,837	$ 16,284	$ 15,095	$ 17,895	$ 27,858	$ 77,132	$ 16,257	$ 18,528	$ 15,196	$ 20,386	$ 70,367
ROW Consumer	$ 9,628	$ (1,765)	$ (22)	$ (1,441)	$ (37)	$ (1,099)	$ (2,599)	$ (638)	$ (773)	$ (231)	$ (448)	$ (2,090)
E&E	$ 35,317	$ 36,153	$ 2,972	$ 8,245	$ 11,000	$ 7,869	$ 30,085	$ 2,096	$ 6,993	$ 12,859	$ 10,871	$ 32,819
Consolidated Contribution	$ 103,404	$ 89,225	$ 19,068	$ 21,905	$ 29,141	$ 35,264	$ 105,378	$ 17,502	$ 25,105	$ 29,752	$ 32,981	$ 105,340
Segment Contribution Margin												
N.A. Consumer	*34%*	*35%*	*39%*	*40%*	*42%*	*48%*	*43%*	*39%*	*47%*	*39%*	*39%*	*41%*
ROW Consumer	*22%*	*-3%*	*0%*	*-18%*	*0%*	*-11%*	*-6%*	*-8%*	*-11%*	*-3%*	*-6%*	*-7%*
E&E	*56%*	*59%*	*27%*	*47%*	*57%*	*48%*	*47%*	*19%*	*41%*	*52%*	*45%*	*43%*

1. *Segment Contribution is based on bookings*
2. *Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings*

91 | ©2014 Rosetta Stone Inc.

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